UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          September 11, 2003
                           (Date of Report)

                        RecycleNet Corporation
        (Exact name of registrant as specified in its charter)

            Utah                          87-0301924
 (State of incorporation)     (IRS employer identification number)

       175 East 400 South, Suite 900, Salt Lake City, Utah 84111
                     (Address of principal office)

             7 Darren Place, Guelph, Ontario, CN. N1H 6J2
            (Former address of principal executive office)

                             801.531.0404
                    (Registrant's telephone number)


Item 5.

     The Registrant has established an office in the continental US. The address is 175 East 400 South, Suite 900, Salt Lake City, Utah 84111. The telephone number is 801.531.0404 and the fax number is
801.531.0707. The registrant's web site address is www.recyclenet.com and its email address is info@recyclenet.com.

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RecycleNet Corporation


Date: September 11 , 2003     /s/  Paul Roszel
                              ----------------------
                              Paul Roszel, President